                                                               EXHIBIT 10.2 ****

                              AMENDED AND RESTATED
                  RESEARCH, DEVELOPMENT AND MARKETING AGREEMENT

     AGREEMENT, dated as of July 20, 2001, by and between EMBREX, INC., a North Carolina corporation ("Embrex"), and LIFESENSORS, INC., a Pennsylvania corporation ("LifeSensors").

                                   Background

     A. LifeSensors is a company whose principal business is to research, design and commercialize cell-based biosensors and screens.

     B. Embrex is an agricultural biotechnology company focused on developing products that improve bird health, reduce bird production costs and provide other benefits to the poultry industry.

     C. LifeSensors and Embrex desire to collaborate on the research and development of products employing a **** biosensor designed to gender sort avian eggs. To that end, the parties entered into a Research and Supply Agreement dated December 29, 1999 (the "Original Agreement").

     D. The parties wish to amend and restate the Original Agreement to provide as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein and of other good and valuable consideration, the receipt and legal sufficiency of which the parties hereby acknowledge, and intending to be legally bound, the parties agree as follows:

SECTION 1. Definitions

     The following terms, whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement:

     1.1   "Affiliate" of a specified Person means: (i) any Person directly or
            ---------
indirectly controlling, controlled by, or under common control with the specified Person; (ii) any Person owning or controlling ten percent or more of the outstanding voting securities of the specified Person; (iii) any officer, director or partner of the specified Person; or (iv) if the specified Person is an officer, director, or partner, any entity for which the specified Person acts in such capacity.

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended ("Rule 24b-2"). Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the" Commission") and marked "CONFIDENTIAL TREATMENT".

     1.2  "Biosensor" means a **** such that males can be distinguished from
           ---------
females based on a signal generated by the ****, including any modification, improvement, upgrade, new version or **** substitute developed by LifeSensors pursuant to this Agreement and acceptable to Embrex.

     1.3  "Confidential Information" means all information, data, know-how and
           ------------------------
all other business, technical and financial data disclosed hereunder by one party or any of its Affiliates to the other party or any of its Affiliates, except any portion thereof which: (a) at the time of disclosure, is in the public domain; (b) after disclosure, becomes part of the public domain by publication or otherwise, except by breach of this Agreement by the recipient;
(c) the recipient can demonstrate by its written records was in the recipient's possession at the time of such disclosure, and which was not acquired, directly or indirectly, from the disclosing party; (d) is lawfully disclosed to the recipient on a non-confidential basis by a third party who is not obligated to the disclosing party or any other third party to retain such Confidential Information in confidence; (e) results from research and development by the recipient independent of such disclosure as shown by competent evidence; or (f) is required to be disclosed by legal process (provided the party so disclosing information timely informs the other party and uses its best efforts to limit the disclosure and maintain confidentiality to the extent possible and permits the other party to attempt by appropriate legal means to limit such disclosure).

     1.4  "Documentation" means all available documentation relating to the
           -------------
Biosensor, including user manuals, training materials, descriptions and specifications, technical manuals, supporting materials and other printed information.

     1.5  "Field of Use" means the in ovo and ex ovo gender classification of
           ------------
avian species.

     1.6  "Gender Sorting Products" means and includes all products derived
           -----------------------
from, or generated by, the combination, assimilation, fusing or manipulation of the Sampling Module and/or the Laboratory Automation Module with the Biosensor that have potential commercial utility within the Field of Use.

     1.7  "Gender Sorting Revenues" means the revenues generated by Embrex and
           -----------------------
its distributors, sublicensees and permitted assignees from the sale, lease or other disposition of Gender Sorting Products and the performance of Gender Sorting Services; provided that, when Gender Sorting Products are sold or used as part of an integrated egg processing system and/or Gender Sorting Services are performed in conjunction with other egg processing services, Gender Sorting Revenues shall mean the value of gender sorting separate from other egg processing, such as straight egg vaccination and associated options, that are sold, leased or performed by Embrex and its customers, distributors, sublicenses and permitted assignees. Gender Sorting Revenues shall be net of all preparation costs for the Gender Sorting Products, including packaging, labeling and inserts; and any commercially reasonable discounts or rebates

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended ("Rule 24b-2"). Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the" Commission") and marked "CONFIDENTIAL TREATMENT".

as well as credits or allowances given or made due to end-user returns or rejections of Gender Sorting Products. In the event that Embrex or its distributors, sublicensees or permitted assigns shall market Gender Sorting Products or Gender Sorting Services in combination with other egg processing or related products or services, Embrex shall in good faith allocate to Gender Sorting Revenues the consideration fairly attributable thereto.

     1.8   "Gender Sorting Services" means and includes all gender
            -----------------------
classification and sorting services performed by Embrex and its customers, distributors, other sublicensees and permitted assignees utilizing the Gender Sorting Products.

     1.9   "Intellectual Property Rights" means all forms of intellectual
            ----------------------------
property rights and protections, including, without limitation: (i) all right, title and interest in and to all patents and all filed, pending or potential applications for patents, including any reissue, reexamination, division, continuation or continuation-in-part applications throughout the world now or hereafter filed; (ii) all right, title and interest in and to all trade secrets, and all trade secret rights and equivalent rights arising under the common law, state law, federal law and laws of foreign countries; (iii) all right, title and interest in and to all mask works, copyrights, other literary property or authors' rights, whether or not protected by copyright or as a mask work, under common law, state law, federal law and laws of foreign countries; and (iv) all right, title and interest in and to all proprietary indicia, trademarks, trade names, symbols, logos and/or brand names under common law, state law, federal law and laws of foreign countries.

     1.10  "Invention" means any idea, functional design, concept, process,
            ---------
technique, invention, discovery or improvement, whether or not patentable, conceived or first reduced to practice by one or more employees of a party hereto in the performance of this Agreement, and "Joint Invention" means an
                                                  ---------------
Invention conceived or first reduced to practice jointly by one or more employees of LifeSensors with one or more employees of Embrex in the performance of this Agreement.

     1.11  "Laboratory Automation Module" means the device being developed by
            ----------------------------
Embrex to be used to detect the sex-specific signal generated by the Biosensor or any other device, instrument or equipment used to deliver or decontaminate the Biosensor.

     1.12 "Mark" means, with respect to either party, any and all indicia,
           ----
marks, names, symbols and logos adopted from time to time to identify the party or any of its products or services.

     1.13 "Person" means any individual, corporation, partnership, trust,
           ------
limited liability company or other entity, including any governmental entity.

     1.14  "Sampling Module" means the **** sampling device being developed by
            ---------------
Embrex for inclusion in the Gender Sorting Products, including any modification, upgrade, new version or substitute developed by Embrex.

     1.15  "Term" means the period of time beginning on the date of this
            ----
Agreement and terminating on the date this Agreement terminates pursuant to
Section 10 of this Agreement.

SECTION 2. PURPOSE AND MANAGEMENT OF COLLABORATION

     2.1   Purpose. Through performance of their respective obligations under
           -------
this Agreement, Embrex and LifeSensors will use their respective commercially reasonable efforts jointly to conceive, design and develop commercially viable Gender Sorting Products. This collaboration will be conducted in three phases, the first of which has been completed.

     2.2   Steering Committee. To provide open lines of communication and
           ------------------
facilitate the performance of their respective obligations under this Agreement, the parties hereby establish a six-member Steering Committee comprised of three designees from each party. The initial Steering Committee designees shall be Dr. Catherine Ricks, Dr. Patricia Phelps and a designee to be identified from Embrex and Dr. Tauseef R. Butt, Dr. Hiep Tran and Dr. Stephen Weeks from LifeSensors. Each party shall be entitled to replace any of its designees to the Steering Committee by written notice to the other party. The Steering Committee shall convene on such schedule (but not less frequently than monthly) and employ such procedures as it shall determine from time to time in good faith, except that it is hereby agreed that valid actions of the Steering Committee shall require the written consent of at least a majority of its members. Meetings of the Steering Committee may be held by any means of communication acceptable to the members.

SECTION 3. DESIGN AND DEVELOPMENT

     3.1   LifeSensors' General Responsibilities. Except as otherwise provided
           -------------------------------------
herein, and subject to the payments to be made by Embrex hereunder, LifeSensors shall provide all parts, labor, materials, and funding necessary to perform its obligations under this Agreement. LifeSensors shall use reasonable commercial efforts to design and construct the Biosensor in accordance with the specific milestones described in Appendix A hereto, which may be amended, supplemented or
                        ----------
modified from time to time by the Steering Committee.

     3.2   Embrex's General Responsibilities. Except as otherwise provided
           ---------------------------------
herein, and subject to LifeSensors' performance of its duties and obligations hereunder, Embrex shall provide all parts, labor, materials, and funding necessary to perform its obligations under this Agreement. Embrex shall use reasonable commercial efforts to design, develop, construct, market and sell Gender Sorting Products and any modifications thereto considered appropriate by Embrex.

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended ("Rule 24b-2"). Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the" Commission") and marked "CONFIDENTIAL TREATMENT".

     3.3  Performance of Development Activities.
          -------------------------------------

          (a) Appendix A sets forth a development plan (the "Development Plan"),
              ----------
including a series of milestones for conducting the activities described in this
Section 3 (collectively, the "Development Activities"). Details regarding Phase 3 of the Development Plan shall be developed by the Steering Committee and set forth in an amendment to the Development Plan approved in accordance with
Section 3.3(b). LifeSensors will undertake only those Development Activities that are set forth in the Development Plan, as it may be amended from time to time by the Steering Committee in accordance with Section 2.2. Each of Embrex and LifeSensors will devote not less than the resources specified in the Development Plan, as amended from time to time in accordance with this Section 3.3, to conducting its respective Development Activities, allocating such resources and conducting such activities substantially on the schedule set forth in and otherwise in accordance with the Development Plan, except to the extent otherwise provided on Appendix A. In particular, during Phase 2 of the
                      ----------
Development Plan, LifeSensors agrees that no fewer than **** of its full-time employees will be dedicated to the project.

          (b) The Development Plan may be amended from time to time during the Term upon the mutual written agreement of at least a majority of the members of the Steering Committee and with the approval of the parties, whereupon Appendix
                                                                       --------
A shall be revised to reflect the amendment.
-

          (c) Each party undertakes to diligently carry out its respective Development Activities under this Agreement, and such Development Activities shall be deemed a material obligation of such party under this Agreement. The parties shall cooperate with each other and make a good faith effort to carry out the Development Plan successfully. No party shall be liable to the other party in the event that the Development Plan is not ultimately completed, except for liability of one party determined in a final judgment by a court of competent jurisdiction to have resulted solely from actions taken or omitted due to such party's willful misconduct, gross negligence or knowing violation of law.

     3.4  Compensation.
          ------------

          (a) Embrex agrees to reimburse LifeSensors for its services in undertaking its Development Activities and for the purchase of equipment to be used in the performance of its Development Activities, in each case as provided on Appendix A. Interest shall accrue on amounts not paid by Embrex within ****
   ----------
days after the due date thereof at ****.

          (b) Compensation for additional services and improvements to the Biosensor over those contemplated by the Development Plan shall be negotiated in good faith by the parties


**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

and mutually agreed upon in writing. In addition, if any portion of the Development Plan shall be funded by a third party government grant, the parties shall share in each grant in accordance with the contribution of such party and the Intellectual Property owned by it to the work to be performed under the grant.

SECTION 4. MANUFACTURING AND LICENSE

     4.1 General. The parties agree that it is not yet clear whether LifeSensors
         -------
or an alternative manufacturing site will be the optimal approach for final product manufacture of the Biosensor. The parties agree to cooperate in determining the best site for manufacture of the Biosensor. If LifeSensors is the site for manufacture or supplier of the Biosensor, the parties will negotiate in good faith the terms of an agreement for the manufacture and supply of the Biosensor. If an alternative manufacturing site is chosen, LifeSensors shall provide to the manufacturer copies of the specifications, design and process documentation relating to the Biosensor necessary for the manufacturer to perform the entire process of manufacturing the Biosensor without any assistance from LifeSensors, and, within 30 days after any significant change to the design of the Biosensor, LifeSensors shall forward to the manufacturer new or updated copies of the specifications, design and process documentation relating to the Biosensor.

     4.2 Grant of Exclusive License.
         --------------------------

         (a) Subject to the terms and conditions of this Agreement, LifeSensors hereby grants to Embrex an irrevocable, exclusive (even as against LifeSensors and its Affiliates) worldwide right and license for the Term of this Agreement to use the Biosensor (including without limitation all Intellectual Property Rights therein and all Documentation associated therewith) for the development of Gender Sorting Products in the Field of Use and to license, sell and otherwise commercialize Gender Sorting Products and to perform Gender Sorting Services derived from, including and utilizing the Biosensor in the Field of Use.

     (b) In consideration of the license granted to Embrex by LifeSensors hereunder, Embrex agrees to pay to LifeSensors royalties based on Gender Sorting Revenues in the amounts set forth on Schedule 4.2 hereto. During the first ****
                                     ------------
period that royalties are payable hereunder Embrex shall remit the appropriate payment of royalties **** in U.S. dollars within **** days after the end of each ****; thereafter, Embrex shall remit the appropriate payment of royalties **** in U.S. dollars within **** days after the end of each ****. Each payment shall be accompanied by a statement, certified by a duly authorized officer of Embrex, which provides sufficient information from which to calculate the amount of royalties due for applicable prior period. Interest shall accrue on amounts not paid by Embrex when due at ****.

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

          (c) Subject to the restrictions set forth herein, the license granted under this Agreement shall include the right of Embrex to grant written sublicenses to customers, distributors and other licensees in the Field of Use; provided that Embrex shall include in its statements to LifeSensors information with respect to all sales of Gender Sorting Products and the performance of all Gender Sorting Services by sublicensees and shall pay royalties to LifeSensors on the Gender Sorting Revenues generated by the sublicensees, as provided in
Section 4.2(b) hereof.

          (d) Embrex shall keep complete records in sufficient detail to permit the determination of royalties payable hereunder, including all relevant information with respect to sublicenses entered into by Embrex to the extent necessary to determine the payment of royalties hereunder. At the request and expense of LifeSensors, Embrex shall permit a representative of LifeSensors to examine, in confidence, during ordinary business hours once in each calendar year such records as may be necessary to verify or determine royalties paid or payable under this Agreement. If any such examination discloses to the reasonable satisfaction of Embrex any underpayment in excess of ****%, the reasonable cost of such examination shall be borne by Embrex.

          (e) LifeSensors hereby reserves all rights not specifically granted herein to Embrex. Title to any Intellectual Property Rights, including without limitation patents, designs, trade secrets and copyrights, used in the Biosensor, shall remain with LifeSensors or relevant third parties, and shall not pass to Embrex or any third party except to the extent such Intellectual Property Rights are Embrex Inventions or Joint Inventions.

          (f) LifeSensors shall not provide Biosensors to or authorize or permit any Person other than Embrex and Embrex' Affiliates to develop or commercialize any product based on or including the Biosensor during the Term of this Agreement in the Field of Use, nor shall LifeSensors grant to any Person or exercise or permit the exercise during the Term of this Agreement of any rights otherwise inconsistent with those granted to Embrex in this Section 4.2, except to the extent provided in Section 3.5. For the duration of the rights and license granted in this Section 4.2, the parties shall treat the Biosensor and all related specifications, design and other information as Confidential Information and hold the same in confidence pursuant to Section 7 below as it relates to the Field of Use.

          (g) Embrex shall not copy or modify the Biosensors or remove, alter or obscure any patent, proprietary rights or trademark notice embedded in or displayed in connection with the Biosensor.

     4.3 Non-Competition. LifeSensors acknowledges that Embrex's engaging in
         ---------------
the developing and marketing activities contemplated by this Agreement will involve significant effort and expenditures by Embrex and will require the disclosure of valuable Confidential

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhbibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

Information (including trade secrets) by Embrex to LifeSensors, such that LifeSensors' engaging in comparable activities itself or with any third party during the Term would cause irreparable damage to Embrex. In that regard, LifeSensors agrees that, during the Term, LifeSensors shall refrain, and shall cause its Affiliates, distributors, sublicensees and assignees with respect to the Biosensor or other matters relating to this Agreement, if any, to refrain, from developing, marketing, selling, leasing or otherwise exploiting, or providing Biosensors or similar devices or equipment to or for any Person other than Embrex for the purpose of marketing, selling, leasing or otherwise exploiting, avian gender classification products within the Field of Use anywhere in the world. In connection with this undertaking, the parties acknowledge that the nature of the agricultural biotechnology industry is worldwide in scope and does not lend itself to meaningful limitation on the basis of any smaller geographic subdivision, and, therefore, that limiting the parties' activities described in this Section 4.3 by the Field of Use rather than on a geographic basis is fair and reasonable.

SECTION 5. MARKETING, REGULATIONS AND RECORDS

     5.1 Marketing. Embrex will use commercially reasonable efforts to market
         ---------
and exploit Gender Sorting Products developed pursuant to this Agreement and to market, sell and perform Gender Sorting Services. Except as otherwise provided herein, LifeSensors shall not be required to conduct, or to bear or pay any costs or expenses associated with, any marketing activities relating to Gender Sorting Products or Gender Sorting Services.

     5.2 Non-Competition.
         ---------------

         (a) Embrex acknowledges that LifeSensors' engaging in the developing and manufacturing activities contemplated by this Agreement will involve significant effort and expenditures by LifeSensors and will require the disclosure of valuable Confidential Information (including trade secrets) by LifeSensors to Embrex, such that Embrex's marketing, sale or lease of any competitive product or performance of any competitive service during the Term would cause irreparable damage to LifeSensors. In that regard, Embrex agrees that, except as set forth in Section 5.2(b), during the Term, Embrex shall refrain, and shall cause its distributors, sublicensees and assignees with respect to the Gender Sorting Products or other matters relating to this Agreement to refrain, from marketing, selling, leasing or otherwise commercially exploiting devices, equipment or other products that are competitive with the Gender Sorting Products, or performing services that are competitive with the Gender Sorting Services, within the Field of Use anywhere in the world. In connection with this undertaking, the parties acknowledge that the nature of the agricultural biotechnology industry is worldwide in scope and does not lend itself to meaningful limitation on the basis of any smaller geographic subdivision, and, therefore, that limiting Embrex's activities described in this
Section 5.2 by the Field of Use rather than on a geographic basis is fair and reasonable.

           (b) Notwithstanding anything to the contrary set forth in Section 5.2(a), Embrex may, upon prior written notice to LifeSensors, elect to market, sell, lease or otherwise commercially exploit products competitive with the Gender Sorting Products or perform services competitive with the Gender Sorting Services in contravention of Section 5.2(a) of this Agreement provided that Embrex pays to LifeSensors minimum royalties in the amount of **** per quarter for each calendar quarter during the Term, commencing with the date on which the notice is given and prorated for any portion of a calendar quarter; provided, however, that the obligation of Embrex to pay minimum royalties under this
Section 5.2(b) shall terminate at the time that Embrex shall have paid LifeSensors total royalties pursuant to this Agreement equal to the amount of all direct costs and expenses incurred by LifeSensors in the development of the Biosensor and the performance of its Development Activities plus an additional **** of those direct costs and expenses not to exceed a total of ****, provided that LifeSensors furnishes Embrex with records it reasonably requests in order to verify the costs and expenses that LifeSensors asserts were incurred.

           (c) Nothing set forth in this Section 5.2 shall prohibit Embrex from engaging in research or development of products competitive with the Gender Sorting Products.

     5.3   Regulations. Embrex shall be responsible for ensuring its compliance
           -----------
with all legal requirements in force in all jurisdictions where Embrex is doing business related to this Agreement and the export and sale of Gender Sorting Products, including all legal requirements in all jurisdictions where customers of Gender Sorting Products are located, and Embrex shall obtain all necessary authorizations. LifeSensors will cooperate with Embrex to the extent reasonably requested by Embrex, and Embrex will reimburse LifeSensors for all costs and expenses incurred by LifeSensors in doing so.

     5.4   Records. Embrex will keep accurate sales and accounting records,
           -------
including records of all revenues generated through lease or sale of the Gender Sorting Products.

SECTION 6. REPRESENTATIONS

     6.1   Authority. Each party represents and warrants to the other that such
           ---------
party has full corporate power and authority to execute and deliver this Agreement and any other agreements and instruments delivered in connection herewith and to consummate the transactions contemplated hereby and thereby; and that all corporate acts and other proceedings required to be taken to authorize such execution, delivery and consummation of this and any such other agreements and instruments have been duly and properly taken and obtained.

     6.2 No Conflicts. Each party represents and warrants to the other that none
         ------------
of the execution, delivery or performance of this Agreement or any other agreements and instruments


**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

delivered in connection herewith to be delivered by such party (a) conflicts (or will conflict with) or results in a breach under (or will result in a breach under) the organizational documentsny material contractual undertaking of such party or (b) conflicts with (or will conflict with) or results in a violation (or will result in a violation of) any applicable laws, rules or regulations.

     6.3  Title. Each party represents that it has good title or valid leases or
          -----
licenses for all its properties, rights and responsibilities under this under this Agreement, including, but not limited to, the Biosensor, the Sampling Module and the Laboratory Automation Module. To LifeSensors' knowledge the Biosensor is and will be, and to Embrex's knowledge the Sampling Module and Laboratory Automation Module are and will be, free and clear of any and all liens, encumbrances or other claims, including, but not limited to, claims based upon Intellectual Property Rights of or in favor of any other Person, except rights of the United States Government as described in Section 11.14 of this Agreement. If either party subsequently learns that the Biosensor, the Sampling Module or the Laboratory Automation Module is not free and clear of any and all liens, encumbrances or other claims, including, but not limited to, claims based upon Intellectual Property Rights of or in favor of any other Person, such party will inform the other party immediately by written notice.

SECTION 7.   CONFIDENTIALITY

     7.1. Disclosure and Use of Confidential Information. Each party shall keep
          ----------------------------------------------
secret and treat with confidentiality the Confidential Information of the other party and, except as otherwise required by applicable law or with the other party's prior written consent, not disclose any of such Confidential Information to any Person whatsoever or use of the Confidential Information for any purpose whatsoever other than in connection with performance of its obligations under this Agreement. Each party shall limit dissemination of the Confidential Information to such Persons who need to know such Confidential Information for purposes of this Agreement, are informed of the confidential nature of the Confidential Information, and agree to be bound by the terms and conditions of this Section 7.1. Each party shall be responsible for any and all breaches of this Section 7.1 by such party's officers, directors, agents, employees and representatives. Each party's obligations pursuant to this Section 7.1 shall continue for five years after the end of the Term or the earlier termination of this Agreement.

     7.2. Remedies. Each party acknowledges that the non-defaulting party would
          --------
be damaged irreparably by the defaulting party's failure to perform its obligations pursuant to Section 7.1; accordingly, the non-defaulting party shall be entitled to enforce Section 7.1 by injunctive and other available relief, including without limitation specific performance. This right shall be in addition to any other remedy, equitable or otherwise, which the non-defaulting party may have, including without limitation any award of damages. The defaulting party hereby consents to the entry of an injunction against it in the event of a breach of Section 7.1 or in the event of the substantial likelihood that such a breach will occur.

SECTION 8.  INTELLECTUAL PROPERTY OWNERSHIP

     8.1    Inventions Owned by Parties.
            ---------------------------

            (a) Except as otherwise provided in this Agreement, each Invention and all Intellectual Property Rights relating thereto will be the property of the party or parties whose employees or agents make the Invention ("Owning Party"), as determined by United States laws of inventorship. The Owning Party will make a complete written disclosure to the other party of each Invention submitted as an invention disclosure to the patent representative of the Owning Party, specifically pointing out the features that the Owning Party believes to be new or different and their relation to the work under this Agreement. The Owning Party will promptly provide the other party with a copy of each patent application filed with respect to such Invention, and, upon request, copies of all official papers relating thereto. Joint Inventions relating to the Sampling Module or Laboratory Automation Module will be owned by Embrex, and LifeSensors agrees to assign, and hereby assigns, all right, title and interest in and to the such Joint Inventions to Embrex; Joint Inventions relating to the Biosensor will be owned by LifeSensors, and Embrex agrees to assign, and hereby assigns, all right, title and interest in and to the such Joint Inventions to LifeSensors. Other Joint Inventions will be jointly owned by the parties, with the right to practice freely under any Intellectual Property Rights relating thereto, except to the extent provided herein.

            (b) LifeSensors may determine that some or all Inventions and Intellectual Property of Embrex in the Field of Use may have commercial application outside the Field of Use. In that event, if LifeSensors shall seek a license outside the Field of Use and Embrex has not commercialized or licensed such Inventions and Intellectual Property in such field, Embrex agrees that it will explore with LifeSensors appropriate opportunities to work together to develop and commercially exploit such Inventions and Intellectual Property.

     8.2    Patent Protection. Each party shall, upon request, render reasonable
            -----------------
assistance to the other party in the filing, prosecution, maintenance, defense and enforcement of all Intellectual Property Rights of the other party and shall cause to be executed all assignments and other instruments and documents as the other party may consider necessary or appropriate to carry out the intent of this Section 8. Each party will be responsible for all patent filing, prosecution, issuance and maintenance costs associated with the patents and patent applications owned by them; provided that (i) Embrex will be responsible for the costs of all delivery and targeting patents; and (ii) LifeSensors will be responsible for all costs relating to the Biosensor, except that Embrex will reimburse LifeSensors for all such costs that are directly related only to the Field of Use. Notwithstanding the forgoing, LifeSensors will pay all costs associated with the first patent relating to the Biosensor in the Field of Use. The parties agree to cooperate in good faith to determine the locations in which to seek patent protection for the Gender Sorting

Product or components thereof. Each party will use its best efforts to prosecute and maintain all Intellectual Property Rights relating to Inventions owned by it in those jurisdictions. If any party fails to do so, the other party may take whatever action it deems necessary or appropriate to protect such rights, including retention of counsel and payment of all fees and expenses of prosecution and maintenance. If the other party chooses to pursue or maintain patent protection in accordance with the preceding sentence: (i) future costs of filing and maintaining such patent shall be borne solely by such party (the "Maintaining Party"), (ii) the Maintaining Party shall deliver copies of all documentation comprising or related to such patent to the other party, (iii) the other party shall, upon request, render reasonable assistance to the Maintaining Party in the filing, prosecution, maintenance, defense and enforcement of such patent, for which assistance the Maintaining Party shall reimburse all related expenses of the other party and shall pay to such party such reasonable fees as it may demand (based on reasonable and customary time charges), and (iv) the patent that is issued as a result of the Maintaining Party's filing shall be the property of or assigned to the Maintaining Party.

     8.3   Infringement.
           ------------

     (a) Each party shall promptly advise the other of any actual or potential infringement of rights with respect to Gender Sorting Products in the Field of Use, of which either becomes aware, prior to notifying any third party. In the event of any alleged infringement, misappropriation or violation, and subject to
Section 8.3(b) below, Embrex shall have the right to bring suit and prosecute the suit alleging infringement, misappropriation, or violation. Subject to
Section 8.3(b) below, Embrex shall pay all expenses of bringing and prosecuting such suit and shall be entitled to retain all amounts recovered. LifeSensors agrees that, if the infringement relates to the Biosensor, Embrex may include LifeSensors as a plaintiff in any such suit and that LifeSensors will cooperate reasonably with Embrex in the prosecution of such suit at Embrex's expense.

     (b) If Embrex shall fail to bring suit and to prosecute any alleged infringement, misappropriation or violation of rights in the Biosensor in the Field of Use after reasonable notice given by LifeSensors to Embrex, LifeSensors may bring suit and prosecute the alleged infringement, misappropriation, or violation. LifeSensors shall pay all expenses of bringing and prosecuting such suit and shall be entitled to retain all amounts recovered. Embrex agrees that LifeSensors may include Embrex as a plaintiff in any such suit and that Embrex will cooperate reasonably with LifeSensors in the prosecution of such suit at LifeSensors' expense.

SECTION 9. INDEMNIFICATION

     9.1   Indemnification by LifeSensors. LifeSensors shall indemnify, defend
           ------------------------------
and hold Embrex, its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees) arising out of or connected with
(a) LifeSensors' material breach of any of its warranties or representations hereunder, (b) LifeSensors' negligent acts or omissions or willful misconduct in performing its obligations under this Agreement, or (c) any proceeding instituted by or on behalf of a third party based upon a claim that the manufacture, use or sale of the Biosensor infringes a United States patent or any other Intellectual Property Rights of any third party.

     9.2   Indemnification by Embrex. Embrex shall indemnify, defend and hold
           -------------------------
LifeSensors, its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to, reasonable attorneys' fees) resulting from any third party claims or suits arising solely out of (a) Embrex's material breach of any of its warranties or representations hereunder, (b) Embrex's negligent acts or omissions or willful misconduct in performing its other obligations under this Agreement, or (c) any proceeding instituted by or on behalf of a third party based upon a claim that the manufacture, use or sale of the Gender Sorting Products (other than the Biosensor) infringes a United States patent or any other Intellectual Property Rights of any third party.

     9.3   Indemnification Procedures. A party (the "Indemnitee") that intends
           --------------------------
to claim indemnification under this Section 9 shall promptly notify the other party (the "Indemnitor") in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents intend to claim such indemnification; provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee, its Affiliates, and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiation, compromise, settlement and defense of any action, claim or other matter covered by this indemnification. The Indemnitor shall be in charge of and control any such investigation, negotiation, compromise, settlement and defense and shall have the right to select counsel with respect thereto, provided that the Indemnitor shall promptly notify the Indemnitee of all developments in the matter. In no event shall the Indemnitor or Indemnitee compromise or settle any such matter without the prior written consent of the other party, which shall not be bound by any such compromise or settlement absent its prior consent, which shall not be unreasonably withheld or delayed. The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

     9.4    Disclaimer of Damages. In no event shall either party be liable to
            ---------------------
the other party for incidental, special, consequential or punitive damages, including, but not limited to, any claim for damages based upon lost profits.

SECTION 10. TERM AND TERMINATION

     10.1   Term. This Agreement shall commence as of the date hereof and
            ----
continue in effect until terminated pursuant to Section 10.2 below.

     10.2   Termination. The parties may terminate this Agreement at the times
            -----------
and in the manner stated below:

            (a) Either party may terminate this Agreement with or without cause, upon 60 days' prior written notice to the other party, if the milestones set forth on Appendix A have not been successfully completed by ****.
         ----------

            (b) Embrex may terminate this Agreement at any time after **** upon ten days' prior written notice to LifeSensors if in the reasonable judgment of Embrex (considering then existing market, economic and similar factors) a Gender Sorting Product is not commercially viable; provided, however, that in such event, Embrex agrees that it will not market, sell, lease, or perform gender classification or sorting services using, another product incorporating a **** biosensor for gender sorting applications in the Field of Use for a period of **** after the date of termination.

            (c) Embrex may terminate this Agreement at any time after the completion of the milestones set forth on Appendix A for any reason other than
                                          ----------

that set forth in Section 10.2(b) upon payment to LifeSensors of **** plus additional **** of those direct costs and expenses not to exceed a total of ****, payable in quarterly installments of ****, with the first payment to be made on the effective date of the termination, provided that LifeSensors furnishes Embrex with records it reasonably requests in order to verify the costs and expenses that LifeSensors asserts were incurred.

            (d) After the last to expire of the patents relating to the Biosensor shall expire, either party may terminate this Agreement as of the end of a calendar quarter upon at least 60 days' prior written notice of termination, which notice shall specify the effective date of the termination.

            (e) Either party may terminate this Agreement by written notice in the event the other party fails to cure (or commence appropriate steps to cure and thereafter cures as soon

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

as reasonably practicable after the 60-day notice period referred to below in this subparagraph (e)) any default of any of its material obligations hereunder within 60 days after receipt of written notice of such default from the other party.

            (f) Either party may terminate this Agreement by written notice no sooner than 90 days after the date on which the other party becomes unable to pay its debts as they become due; if such other party makes any assignment of its assets or business for the benefit of creditors in a bankruptcy or similar proceeding; if a trustee or receiver is appointed to conduct such other party's business or affairs; or if such other party is adjudged by a court having competent jurisdiction to be either a voluntary or involuntary bankrupt; or such other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or composition for the benefit of creditors; provided that, in any case, such petition or proceeding is not dismissed within 90 days of filing.

         10.3    Effect of Termination.
                 ---------------------

            (a) The termination of this Agreement shall not, under any circumstances, relieve either party of its obligation to pay any sums owed to the other party as of the date of termination under the terms of this Agreement.

            (b) Promptly after the termination of this Agreement, each party shall return to the other party all samples and supplies of the Biosensor (in the case of Embrex) and all specifications and other materials, documents and data prepared, developed, compiled or furnished by the other party in connection with this Agreement. Neither party shall make, use, dispose of or retain any copies of any Confidential Information of the other party.

            (c) Upon termination, Embrex shall immediately cease to use the LifeSensors Marks and any other Intellectual Property Rights of LifeSensors, and the license granted pursuant to Section 4.2 hereof shall immediately terminate.

            (d) Termination of this Agreement for any reason shall not affect rights and obligations of the parties accrued through the effective date of termination. All of the provisions of this Agreement that by their terms are to be performed or that otherwise are to endure after the termination of this Agreement shall survive the termination of this Agreement and shall continue in effect for the respective periods therein provided or contemplated.

SECTION 11. MISCELLANEOUS

     11.1   Compliance with Laws. Each party shall comply in all material
            --------------------
respects with all applicable laws, rules and regulations in connection with its performance of its duties and obligations under this Agreement and its consummation of the transactions contemplated hereby.

     11.2   Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the laws of the State of North Carolina, without giving effect to the conflicts of laws provisions thereof.

     11.3   Relationship of Parties. The parties' relationship established by
            -----------------------
this Agreement is that of independent contractors, and nothing contained herein shall (a) give either party the power to direct or control the day-to-day activities of the other, (a) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (c) allw either party to (and neither party shall) create or assume any obligation on behalf of the other for any purpose whatsoever.

     11.4   Force Majeure. Except with respect to obligations to make payments
            -------------
hereunder, non-performance of either party shall be excused to the extent caused by strike, fire, flood, governmental act or order or restriction, failure of any supplier, or any other cause beyond the reasonable control of the non-performing party. Upon the occurrence of any such condition, the non-performing party shall notify the other party promptly and shall use its reasonable best efforts to mitigate the effects thereof.

     11.5   Publicity. Except as required by applicable law, neither party shall
            ---------
issue or cause to be issued any press release, public announcement or other public statement with respect to the transactions contemplated by this Agreement without the prior written consent of the other party, which consent such other party shall not withhold unreasonably.

     11.6   Entire Agreement. This Agreement contains the entire understanding
            ----------------
and agreement and supersedes all prior agreements and understandings of the parties with respect to the subject matter hereof, including the Original Agreement.

     11.7   Amendments. Neither this Agreement nor any of the terms or
            ----------
provisions hereof may be amended, modified or supplemented except by a written instrument signed by both of the parties.

     11.8   Assignment. This Agreement shall be binding upon and shall inure to
            ----------
the benefit of the parties and their respective successors and assigns. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned or otherwise transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld. For purposes of this Section 11.8 an "assignment" or "transfer" shall be deemed to occur upon sale of all or substantially all of the assets of a party or upon a merger, consolidation or similar transaction involving one of the parties. Any purported assignment not permitted by this Section 11.8 shall be null and void.

     11.9  Notices. Any notice or other communication required or permitted
           -------
hereunder shall be sufficiently given if personally delivered, delivered by a nationally recognized overnight courier service, sent by confirmed facsimile transmission or sent by registered or certified mail, postage prepaid, addressed as follows:

If to Embrex, to:         Embrex, Inc.
                          1035 Swabia Court
                          Durham, North Carolina 27703
                          Attention: Catherine Ricks, Ph.D.

With a copy to:           Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan,
                          L.L.P.
                          2500 First Union Capitol Center
                          Raleigh, North Carolina 27601
                          Attention: Gerald F. Roach, Esq.

If to LifeSensors, to:    LifeSensors Inc.
                          271 Great Valley Parkway
                          Malvern, PA 19355
                          Attention: Tauseef R. Butt, PhD., President

With a copy to:           Duane Morris
                          One Liberty Place
                          Philadelphia, PA 19103-7396
                          Attention: Kathleen M. Shay, Esq.

or to such other address as either party may furnish to the other in the manner described above. Any such notice or communication shall be deemed given as follows: (a) if personally delivered or delivered by a nationally recognized overnight courier service or by facsimile transmission, on the date so delivered; or (b) if mailed by registered or certified mail, five days after the date so mailed or on the date the return receipt is signed, whichever is earlier.

     11.10 Severability. The invalidity of any provision of this Agreement, as
           ------------
determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         11.11 Headings. The headings contained in this Agreement are for
               --------
convenience of reference only and shall not constitute a part hereof or define, limit or otherwise affect the meaning of any term or provision hereof.

         11.12 Counterparts; Facsimile Signature. This Agreement may be executed
               ---------------------------------
in two or more counterparts, all of which taken together shall constitute one instrument. This Agreement may be executed by either party by delivery of such party's facsimile signature hereon.

         11.13 Trademarks and Trade Names. Nothing in this Agreement shall be
               --------------------------
construed as conferring any rights to use in advertising, publicity or other marketing activities any name, trade name, trademark or other designation of either party hereto, including any contraction, abbreviation or simulation of any of the foregoing.

         11.14 U.S. Government Rights. If the U.S. Government sponsored any
               ----------------------
Invention or other Intellectual Property that is the subject of this Agreement all rights granted hereunder with respect to such Invention or other Intellectual Property shall be subject to any applicable rights or restrictions of the U.S. Government.

                      [Signatures Appear on Following Page]

        [Signature Page to Research, Development and Marketing Agreement]

     IN WITNESS WHEREOF, the parties, by authority duly given, have executed this Agreement as of the day and year set forth in the preamble to this Agreement.

                                           EMBREX, INC.

                                           By: /s/ Randall L. Marcuson
                                               -----------------------
                                           Name:   Randall L. Marcuson
                                           Title:  President and CEO


                                           LIFESENSORS, INC.

                                           By: /s/ Tauseef R. Butt
                                               ---------------------
                                           Name:   Tauseef R. Butt
                                           Title:  President

                                  SCHEDULE 4.2

                                Royalty Payments

Embrex shall pay LifeSensors royalties on Gender Sorting Revenues during each calendar year during the Term of this Agreement as follows:

Gender Sorting Revenues (U.S. Dollars)       Royalty Rate (percentage of
ANNUAL BASIS                                 Gender Sorting Revenues)
------------                                 -----------------------

****                                         ****
****                                         ****
****                                         ****

Notwithstanding the foregoing, however, if and to the extent that the Intellectual Property Rights with respect to the Biosensor are used by Embrex and its sublicensees solely in a jurisdiction where there is no patent protection for any aspect of the Biosensor, the royalty rates payable with respect to Gender Sorting Revenues derived from such use of the Intellectual Property Rights relating to the Biosensor shall, in each such case, be reduced by **** of the rates set forth above.

**** Selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

                                      4.2-1

                                   APPENDIX A
                                Development Plan
                                -----------------

       LifeSensors Sensor Milestones, Dates Expected and Payment Schedule

Development will be in three phases:
-----------------------------------

Phase 1 -  Completed

Development of prototype **** biosensor **** and sampling modules respectively
****

Phase 2  ****

Development of first generation commercial Gender Sorting Products, which incorporate the Biosensor being developed by LifeSensors and the Laboratory Automation Module and the Sampling Module being developed by Embrex, by ****. A decision to make the first and/or the second generation Gender Sorting Products will be based on factors determined during this phase. During this phase, process development on the Biosensor will be conducted and manufacturing strategy delineated. Manufacture of the Sampling Module and Laboratory Automation Module will be sub-contracted by Embrex to a machine automation shop.

Phase 3 ****

 .    Development and improvement of second generation Biosensor. Details regarding Phase 3 will be set forth in an amendment to the Development Plan developed by the Steering Committee as provided in Section 3.3. Phase 3 will not be undertaken without the prior approval of the Steering Committee.

**** selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

---------------------------------------------------------------------------------------------------------------------------
          Deliverable            Date Expected   Purpose                        Goals                          Milestone
                                                                                                                Payment
---------------------------------------------------------------------------------------------------------------------------
         ****                         ****       ****                           ****                              ****

         ****                         ****       ****                           ****                              ****

         ****                         ****       ****                           ****                              ****

         ****                         ****       ****                           ****                              ****

         ****                         ****       ****                           ****                              ****

         ****                         ****       ****                           ****                              ****
---------------------------------------------------------------------------------------------------------------------------

**** selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

----------------------------------------------------------------------------------------------------------------------------
         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****

         ****                         ****       ****                           ****                                 ****
----------------------------------------------------------------------------------------------------------------------------

In addition to the milestone payments shown above, Embrex will pay to LifeSensors a base development fee of $**** for sensor and process development on the first day of each calendar **** commencing **** and continuing through ****. Embrex will also pay to LifeSensors development plan milestone incentives of **** for ****, as shown above. Deliverables for **** and milestone payments equal to **** will be defined by the Steering Committee in **** and attached to Agreement.

**** selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

Equipment and Technologies allocation budget, **** per year for ****and ****.

Embrex agrees to reimburse LifeSensors in the amount of **** per year for both **** and **** for the purchase of equipment to be used in its Development Activities. LifeSensors proposes that, for ****, such equipment will include the equipment listed below, but the final decision on which equipment will be reimbursed will be made by the Steering Committee. The year **** equipment and technology budget items will be presented by LifeSensors after **** and approved by the Steering Committee.

****:

****

****

****

****

****

****

****


**** selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".

****

****

****

****

****

****

Grand Total ****


Please note that Embrex share of this equipment cost is **** for ****.

**** selected portions have been deleted as confidential pursuant to Rule 24b-2. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission (the "Commission") and marked "CONFIDENTIAL TREATMENT".